UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2005

Union Community Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	000-23543 (Commission File Number)	35-2025237 (IRS Employer Identification No.)

221 East Main Street, Crawfordsville, Indiana (Address of Principal Executive Offices)	47933 (Zip Code)

(765) 362-2400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Marvin L. Burkett, who has been a member of the Board of Directors of Union Community Bancorp since 1997, as well as a member of the Board of Directors of Union Federal Savings and Loan Association, its wholly owned subsidiary, since 1975, will be retiring as a Director at the conclusion of his current term, effective April 20, 2005, at the Annual Meeting of Shareholders. Mr. Burkett, age 77, has chosen to retire from service as a member of the Board of Directors for personal reasons.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 7, 2005

Union Community Bancorp By: /s/ J. Lee Walden —————————————— J. Lee Walden Chief Financial Officer
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